27. Other operating expenses, net	12 Months Ended
Dec. 31, 2017
Other Operating Expenses Net
Other operating expenses, net
	2017	2016	2015

Tax installments and other tax risks (a)	(217)	(357)	(22)
Restructuring expenses (b)	(107)	(99)	(116)
Losses on disposal of fixed assets (c)	(247)	(99)	(44)
Other	(8)	(12)	(24)
	(579)	(567)	(206)
a)	In 2017 it includes ICMS, income tax, CPMF, as well as, the effects of tax installments programs the Company applied during the year. In 2016, R$317 relates to income tax litigations, ICMS, PIS/COFINS and fine for legal acessory obligations reclassified from possible to probable loss, in addition to R$40 related to installment effects.
b)	The Company implemented a series of cost cutting initiatives, comprising all operating and administrative areas.
c)	Includes mainly write-offs on property and equipment items in the normal course of the operation and disposals of property and equipment items arising from Osasco Distribution Center fire incident occurred on December 27, 2017.